THE MURPHY NEW WORLD FUNDS

                        SUPPLEMENT DATED OCTOBER 1, 2001
                     TO THE PROSPECTUS DATED MARCH 30, 2001

   Effective October 1, 2001, this Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

                            MANAGEMENT OF THE FUNDS

   Under the subcaption "MURPHY INVESTMENT MANAGEMENT, INC. MANAGES THE FUNDS' INVESTMENTS" the third paragraph, which begins on page 8, has been deleted and replaced with the following:

   "The day-to-day management of each Fund's portfolio is conducted by a committee of employees of the Adviser."

        PLEASE READ THIS SUPPLEMENT AND RETAIN IT FOR FUTURE REFERENCE.